Exhibit 10.1

FIRST LETTER AMENDMENT

Dated as of December 18, 2018

Citibank, N.A.,
as Administrative Agent
1615 Brett Road OPS III
New Castle, Delaware 19720
Attention:  Bank Loan Syndications Department

Re:                             Five Star Senior Living Credit Facility

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement dated as of February 24, 2017 (as modified to date, the “Credit Agreement”) by and among Five Star Senior Living Inc. (f/k/a Five Star Quality Care, Inc.) (the “Borrower” or “us”), the subsidiaries of the Borrower listed therein as guarantors, Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent” or “you”) and collateral agent, the financial institutions identified therein as lender parties (the “Lender Parties”) and RBC Capital Markets, as syndication agent, with Citigroup Global Markets Inc. and RBC Capital Markets as joint lead arrangers and joint book running managers.  Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

It is hereby agreed by you and us as follows:

1.                                      Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a) The cover page of the Credit Agreement is amended by deleting the dollar amount “$100,000,000” and replacing it with “$54,000,000”.

(b) Amended Definitions.  The following definitions in Section 1.01 of the Credit Agreement are amended and restated to read in their entirety as follows:

“‘Letter of Credit Facility’ means, at any time, an amount equal to the aggregate amount of the Issuing Banks’ Letter of Credit Commitments at such time as set forth on Schedule I hereto, as such amount may be reduced at or prior to such time pursuant to Section 2.05.”

“‘Termination Date’ means the earlier of (a) June 28, 2019, and (b) the date of termination in whole of the Revolving Credit Commitments, the Swing Line Commitment and the Letter of Credit Commitments pursuant to Section 2.05 or 6.01.”

(c)  Deleted Definitions.  The following definitions in Section 1.01 of the Credit Agreement are deleted in their entirety:  “Accession Agreement”, “Acceding Lender”, “Commitment Increase”, “Commitment Date”, “Extension Fee”, “First Extension Date”, “Increase Date”, “Increasing Lender”, “Proposed Increased Commitment”, “Purchasing Lender”, “Second Extension Date” and “Selling Lender”.

(d)  Clause (c) of definition “Flood Compliance Event” in Section 1.01 of the Credit Agreement is amended by deleting the words “any Commitment Increase pursuant to Section 2.19” and replacing it with “[intentionally omitted]”.

(e) Section 2.01(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

(c)                                  Swing Line Advances. The Borrower may request the Swing Line Bank to make, and the Swing Line Bank agrees to make, on the terms and conditions hereinafter set forth, Swing Line Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Termination Date (i) in an aggregate amount not to exceed at any time outstanding the aggregate Swing Line Commitment set forth on Schedule I hereto (and if no Swing Line Commitment is set forth on such schedule, then $0.00) (the “Swing Line Facility”) and (ii) in an amount for each such Swing Line Borrowing not to exceed the aggregate of the Unused Revolving Credit Commitments of the Lenders at such time. No Swing Line Advance shall be used for the purpose of funding the payment of principal of any other Swing Line Advance. Each Swing Line Borrowing shall be in an amount of $250,000 or an integral multiple of $250,000 in excess thereof and shall be made as a Base Rate Advance. Within the limits of the Swing Line Facility and within the limits referred to in clause (ii) above, the Borrower may borrow under this Section 2.01(c), repay pursuant to Section 2.04(b) or prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(c).

(f) Section 2.08(d) of the Credit Agreement is amended and restated in its entirety to read as follows: “[Intentionally Omitted.]”.

(g)  Section 2.11(a) of the Credit Agreement is amended to delete the third sentence of such Section.

(h)  Section 2.16 of the Credit Agreement is amended and restated in its entirety to read as follows: “[Intentionally Omitted.]”

(i)  Section 2.19 of the Credit Agreement is amended and restated in its entirety to read as follows: “[Intentionally Omitted.]”

(j)  Section 3.02(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

SECTION 3.02              Conditions Precedent to Each Borrowing, Issuance and Renewal.  (a) The obligation of each Lender to make an Advance (other than a Letter of Credit Advance made by an Issuing Bank or a Lender pursuant to Section 2.03(c) and a Swing Line Advance made by a Lender pursuant to Section 2.02(b)) on the occasion of each Borrowing (including the initial Borrowing) and the obligation of each Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit and the right of the Borrower to request a Swing Line Borrowing shall be subject to the satisfaction of the conditions set forth in Section 3.01 (to the extent not previously satisfied pursuant to that Section) and such further conditions precedent that on the date of such Borrowing, issuance or renewal (a) the following statements shall be true and the Administrative Agent shall have received for the account of such Lender, the Swing Line Bank or such Issuing Bank (w) a Notice of Borrowing or Notice of Issuance, as applicable, and a Borrowing Base Certificate, in each case dated the date of such Borrowing, issuance or renewal and, in the case of the Borrowing Base Certificate, demonstrating that the Facility Available Amount (calculated on a pro forma basis immediately after giving effect to such Borrowing, issuance or renewal) will be greater than or equal to the Facility Exposure, (x) all Collateral Deliverables and all items described in the definition of “BBA Proposal Package” herein (to the extent not previously delivered with respect to each Borrowing Base Asset pursuant to Section 3.01, Section 5.01(k) or this Section 3.02), (y) in the case of an addition of any Person as an Additional Guarantor, all Guarantor Deliverables (to the extent not previously delivered pursuant to Section 3.01, Section 5.01(k) or this Section 3.02), and (z) a certificate signed by a Responsible Officer of the Borrower, dated the date of such Borrowing, issuance, renewal or extension, stating that:

(i)                                     the representations and warranties contained in each Loan Document are true and correct on and as of such date (except that those that expressly relate to a prior date shall be true as though made on and as of such prior date), before and immediately after giving effect to (A) such Borrowing, issuance or renewal and (B) the application of the proceeds therefrom; provided, however, that solely with respect to a single Borrowing to be requested in December 2018, Borrower shall not be required to make the representation in the last sentence of Section 4.01(g);

(ii)                                  no Default or Event of Default has occurred and is continuing, or would result from (A) such Borrowing, issuance or renewal or (B)  from the application of the proceeds therefrom; and

(iii)                               for each Revolving Credit Advance, or Swing Line Advance made by the Swing Line Bank or issuance or renewal of any Letter of Credit, (A)  the Facility Available Amount equals or exceeds the Facility Exposure that will be outstanding immediately after giving effect to such Advance, issuance or renewal, respectively, and (B) before and immediately after giving effect to such Advance, issuance or renewal, the Borrower shall be in compliance with the covenants contained in Section 5.04, together with supporting information in form satisfactory to the Administrative Agent showing the computations used in determining compliance with such covenants; and

(b) the Administrative Agent shall have received such other approvals, opinions or documents as any Lender Party through the Administrative Agent may reasonably request.

(k) Section 5.02(g) is amended and restated in its entirety to read as follows:

(g)                                  Restricted Payments.  In the case of the Borrower, without the prior consent of the Required Lenders, declare or pay any dividends, purchase, redeem, retire, defease, or otherwise acquire for value any of its Equity Interests now or hereafter outstanding, return any capital to its stockholders, partners or members (or the equivalent Persons thereof) as such, make any distribution of assets, Equity Interests, obligations or securities to its stockholders, partners or members (or the equivalent Persons thereof) as such.

(l) Section 5.04 is amended and restated in its entirety to read as follows:

SECTION 5.04 Financial Covenants.  So long as any Advance or any other Obligation of any Loan Party under any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have, at any time after the Initial Extension of Credit, any Commitment hereunder, the Borrower will:

(a)                                 Borrower Financial Covenants.

(i)                                     [Intentionally Omitted]

(ii)                                  [Intentionally Omitted]

(iii)                               [Intentionally Omitted]

(b)                                 Borrowing Base Financial Covenants.

(i)                                     Maximum Facility Exposure.  Not permit at any time the Facility Exposure at such time to exceed the Facility Available Amount at such time.

(ii)                                  Minimum Borrowing Base Debt Service Coverage Ratio.  Maintain at all times a Borrowing Base Debt Service Coverage Ratio of not less than 1.50:1.00.

To the extent any calculations described in Section 5.04(b) are required to be made on any date of determination other than the last day of a fiscal quarter of the Borrower, such calculations shall be made on a pro forma basis to account for any acquisitions or dispositions of Assets, and the incurrence or repayment of any Debt for Borrowed Money relating to such Assets, that have occurred since the last day of the fiscal quarter of the Borrower most recently ended.  To the extent any calculations described in Section 5.04(b) are required to be made on a Test Date relating to an Advance, a merger permitted under Section 5.02(d), a Transfer permitted under Section 5.02(e)(iii) or new Material Debt, such calculations shall be made both before and on a pro forma basis after giving effect to such Advance, merger, Transfer or such other event, as applicable.  All calculations under this Section 5.04 shall be made on a pro forma basis to account for any applicable monthly or 30-day financial statements or reports required to be delivered pursuant to Section 5.03 since the date of the most recently delivered quarterly statements or reports.  All such calculations shall be reasonably acceptable to the Administrative Agent.

(m) Schedule I to the Credit Agreement is deleted in its entirety and replaced with a new Schedule I in the form of Schedule I attached hereto.

(n) Exhibit H to the Credit Agreement is deleted in its entirety and replaced with a new Exhibit H in the form of Exhibit H attached hereto.

2.                                      Amendment to March Waiver.  Paragraph (a) of the fifth paragraph of the Limited Waiver dated as of March 31, 2018 (the “March Waiver”) by and among the Borrower, the Administrative Agent and the Lender Parties party thereto, is amended and restated in its entirety to read as follows: “[Intentionally Omitted.]”

3.                                      Representations and Warranties.  Each of the Borrower and the Guarantors hereby represents and warrants that the representations and warranties of such Person contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this First Letter Amendment (this “Amendment”)) are true and correct in all material respects (except that any representation or warranty that is qualified by materiality is true and correct in all respects) as such representations and warranties may have changed based upon events or activities not prohibited by the Credit Agreement on and as of the date first above written, before and immediately after giving effect to this Amendment, as though made on and as of such date; provided, however, that each of the Borrower and the Guarantors does not make the representation in the last sentence of Section 4.01(g) of the Credit Agreement.  Each of the Borrower and the Guarantors further represents and warrants that the factual matters described herein are true and correct as of the date hereof.  The Borrower, by its execution of a counterpart of this Amendment, represents and warrants that no Default or Event of Default exists under the Loan Documents, as amended or supplemented to date.

4.                                      Effectiveness of Amendment.  This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrower and the Guarantors, the Administrative Agent, the Issuing Bank and the Required Lenders (or, as to any of the Lender Parties, advice satisfactory to the Administrative Agent that such Lender Party has executed this Amendment), (b) counterparts of the Consent attached hereto executed by each Guarantor, and (c) an amended and restated Note executed by the Borrower, payable to each Lender, in a principal amount equal to such Lender’s Revolving Credit Commitment as of the Effective Date.

5.                                      Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment (including, without limitation, the cost incurred by the Administrative Agent to obtain updated Appraisals of all Borrowing Base Assets) and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

6.                                      Certain Definitions.  Following the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

7.                                      Ratification.  The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.

8.                                      Execution Instructions.  If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646.848.7587), with four duplicate originals by overnight courier.

9.                                      Miscellaneous.  This Amendment shall constitute a Loan Document.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

10.                               Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or as an electronic mail attachment in .pdf, .jpeg, .tiff, or similar electronic format shall be effective as delivery of a manually executed counterpart of this Amendment.

[Balance of page intentionally left blank]

This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

FIVE STAR SENIOR LIVING INC.,
a Maryland corporation

By	/s/ Richard A. Doyle
	Name:	Richard A. Doyle
	Title:	Treasurer and Chief Financial Officer

(Signatures continued on next page)

Signature Page to First Letter Amendment (Five Star)

Agreed as of the date first above written:

CITIBANK, N.A.,
as Administrative Agent, as Issuing Bank and as a Lender

By	/s/ Christopher J. Albano
	Name:	Christopher J. Albano
	Title:	Authorized Signatory

Signature Page to First Letter Amendment (Five Star)

ROYAL BANK OF CANADA,
as a Lender

By	/s/ Sheena Lee
	Name:	Sheena Lee
	Title:	Authorized Signatory

Signature Page to First Letter Amendment (Five Star)

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By	/s/ Margarita Muzzall
	Name:	Margarita Muzzall
	Title:	Senior Vice President

Signature Page to First Letter Amendment (Five Star)

COMPASS BANK,
as a Lender

By	/s/ Brian Tuerff
	Name:	Brian Tuerff
	Title:	Senior Vice President

Signature Page to First Letter Amendment (Five Star)

UBS AG, STAMFORD BRANCH,
as a Lender

By	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

By	/s/ Craig Pearson
	Name:	Craig Pearson
	Title:	Associate Director

Signature Page to First Letter Amendment (Five Star)

WELLS FARGO BANK, N.A.,
as a Lender

By	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Managing Director

Signature Page to First Letter Amendment (Five Star)

CONSENT

Dated as of December 18, 2018

Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Credit Agreement dated as of February 24, 2017, as amended and modified to date, in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

FSQ THE PALMS AT FORT MYERS BUSINESS TRUST,
a Maryland business trust

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

FVE MW LLC,
a Maryland limited liability company

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

FSQ VILLA AT RIVERWOOD BUSINESS TRUST,
a Maryland business trust

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

MORNINGSIDE OF CONCORD, LLC,
a Delaware limited liability company

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

(Signatures continued on next page)

Signature Page to Guarantor Consent (Five Star)

MORNINGSIDE OF SPRINGFIELD, LLC,
a Delaware limited liability company

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

FIVE STAR COVINGTON LLC,
a Delaware limited liability company

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

FVE EC LLC,
a Maryland limited liability company

By	/s/ Richard A. Doyle
Name: Richard A. Doyle
Title: Treasurer and Chief Financial Officer

Signature Page to Guarantor Consent (Five Star)

Schedule I

[See attached.]

Schedule I

SCHEDULE I

COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender/ Initial Issuing	Commitments
Bank	Revolving Credit	Letter of Credit	Swing Line	Domestic Lending Office	Eurodollar Lending Office
Citibank, N.A.	$9,450,000	$2,516,000	—	1615 Brett Road OPS III New Castle, DE 19720 Attn: Citi Loan Operations Tel: 302-894-6052 Fax: 212-994-0847 email: GLOriginationOps@citi.com	1615 Brett Road OPS III New Castle, DE 19720 Attn: Citi Loan Operations Tel: 302-894-6052 Fax: 212-994-0847 email: GLOriginationOps@citi.com
Royal Bank of Canada	$9,450,000	—	—	Royal Bank of Canada Global Loan Administration New York Branch 200 Vesey Street New York, NY 10281-8098 Attn: Ashish Jawa Tel: 1-877-332-7455 Fax: 1-212-428-2372 email: RBCNewYorkGLA1@rbc.com	Royal Bank of Canada Global Loan Administration New York Branch 200 Vesey Street New York, NY 10281-8098 Attn: Ashish Jawa Tel: 1-877-332-7455 Fax: 1-212-428-2372 email: RBCNewYorkGLA1@rbc.com
PNC Bank, National Association	$8,100,000	—	—	10851 Mastin Street Suite 300 Overland Park, KS 66210 Attn: Kim Wetzel Tel: 913-253-9280 Fax: 888-578-2605 email: kimberly.wetzel@pnc.com	10851 Mastin Street Suite 300 Overland Park, KS 66210 Attn: Kim Wetzel Tel: 913-253-9280 Fax: 888-578-2605 email: kimberly.wetzel@pnc.com
Compass Bank	$8,100,000	—	—	8333 Douglas Ave, 2nd Floor Dallas, TX 75225 Attn: Ben David Tel: 972-735-3583 email: Kristi.tadlock@bbva.com	8333 Douglas Ave, 2nd Floor Dallas, TX 75225 Attn: Ben David Tel: 972-735-3583 email: Kristi.tadlock@bbva.com

Schedule I -1

Name of Initial Lender/ Initial Issuing	Commitments
Bank	Revolving Credit	Letter of Credit	Swing Line	Domestic Lending Office	Eurodollar Lending Office
Citizens Bank, N.A.	$5,400,000	—	—	130 N. 18th Street Suite 1310 Philadelphia, PA 19103 Attn: Donato Affatato Tel: 267-671-1827 email: donato.affatato@citizensbank.com	130 N. 18th Street Suite 1310 Philadelphia, PA 19103 Attn: Donato Affatato Tel: 267-671-1827 email: donato.affatato@citizensbank.com
UBS AG, Stamford Branch	$5,400,000	—	—	677 Washington Blvd Stamford, CT 06901 Attn: Loan Administration Team Fax: 203-719-3888 email: UBSAgency@ubs.com	677 Washington Blvd Stamford, CT 06901 Attn: Loan Administration Team Fax: 203-719-3888 email: UBSAgency@ubs.com
Wells Fargo Bank, National Association	$8,100,000	—	—	100 North Main Street, 10th Floor Winston-Salem, NC 27101 Attn: Angela R. Brown Tel: 336-842-7405 email: angela.r.brown@wellsfargo.com	100 North Main Street, 10th Floor Winston-Salem, NC 27101 Attn: Angela R. Brown Tel: 336-842-7405 email: angela.r.brown@wellsfargo.com
Totals	$54,000,000	$2,516,000	$0.00

Schedule I -2

Exhibit H

[See attached.]

Exhibit H

EXHIBIT H to the
CREDIT AGREEMENT

FORM OF BORROWING
BASE CERTIFICATE

BORROWING BASE CERTIFICATE

Five Star Senior Living Inc.
Borrowing Base Certificate
Period ending   /  /

Citibank, N.A.

as Administrative Agent

under the Credit Agreement

referred to below

1615 Brett Road OPS III
New Castle, DE 19720
Attention:  Bank Loan Syndications Department

Pursuant to provisions of that certain Amended and Restated Credit Agreement, dated as of February 24, 2017, among Five Star Senior Living Inc. (f/k/a Five Star Quality Care, Inc.), a Maryland corporation, as borrower (“Borrower”), the Guarantors party thereto, Citibank, N.A., as Administrative Agent and Collateral Agent for the Secured Parties, the Secured Parties identified therein, and the Arrangers party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement), the undersigned, a Responsible Officer of the Borrower, hereby certifies and represents and warrants on behalf of the Borrower as follows:

1.                                      The information contained in Schedule I of this certificate and the attached information supporting the calculation of the Facility Available Amount, Total Borrowing Base Value, and Borrowing Base Debt Service Coverage Ratio is true, complete and correct as of the close of business on             , 20   (the “Calculation Date”) and has been prepared in accordance with the provisions of the Credit Agreement.

2                                         The Facility Exposure of $                  does not exceed the Facility Available Amount of $                     as required by Section 5.04(b)(i) of the Credit Agreement.

3.                                      This certificate is furnished to the Administrative Agent pursuant to Section [3.02][5.01(k)][5.02(d)][5.02(e)(iii)(D)][5.03(d)] of the Credit Agreement.

4.                                      The Borrowing Base Assets comply with all Borrowing Base Conditions and the other conditions, terms, warranties, representations and covenants set forth in the Credit Agreement other than those previously waived in writing by the Administrative Agent and the Required Lenders.

In each case, with supporting information showing the computations used in determining compliance with such covenants set forth on Schedule I attached hereto.

Exh. H -1

FIVE STAR SENIOR LIVING INC.,
a Maryland corporation

By:
Name:
Title:

Exh. H -2

Schedule I — Financial Covenant Computations

(See Attached Pages)

Exh. H -3

Five Star Quality Care, Inc.
Borrowing Base Covenant Calculation
As of [ ]

Facility Available Amount (the lesser of 1, 2, 3 and 4)	[ ]
Facility Exposure (must not exceed #1 above)	[ ]

Facility Available Amount (the lesser of 1, 2, 3 and 4)	[ ]

1 $54,000,000	[ ]
2 Total Borrowing Base Value	[ ]
3 Amount that would result in a BB DSCR = 1.5x	[ ]
4 Aggregate amount of title insurance	$ [100,000,000]

Total Borrowing Base Value	[ ]

Is the aggregate Asset Value of all Borrowing Base Assets more than $100,000,000?	[ ]
Is the number of Borrowing Base Assets not less than 5?	[ ]
Total Borrowing Base Value adjusted subject to adjusted NOI concentration limit and minimum of 75% private pay operating revenue	[ ]

Amount that would result in a BB DSCR = 1.5x	[ ]

Aggregate Adjusted NOI for all Borrowing Base Assets	[ ]
Facility Exposure	[ ]
1 Month Eurodollar Rate	[ ]
10 Year Treasuries Rate	[ ]
7.50% per annum	[ ]
Margin Used	[ ]
Coupon Rate Used	[ ]
Debt Service	[ ]
DSCR	[ ]

Exh. H -4

Five Star Quality Care, Inc.
Borrowing Base Property Inputs
For the Twelve Months Ended [          ]

Facility	Asset Value	Included in Total Borrowing Base Value?	Borrowing Base Value	Adjusted NOI	% ANOI of Total	Borrowing Base Value adjustment for 25% ceiling (1)	Borrowing Base Value adjusted for 25% ceiling (1)	Adjusted Operating Revenue	Adjusted Operating Revenue from Private Pay (1)	Adjusted NOI (1)	% private pay	Borrowing Base Value adjusted for 75% floor (2)
1
2
3
4
5
6
7
8
9
10

(1) Total Borrowing Base Value with max 25% NOI restriction
(2) Total Borrowing Base Value with min 75% private pay condition

Exh. H -5